      Exhibit 99.2 - Financial Statements of Keystone Heritage Group, Inc.



KPMG Peat Marwick LLP
225 Market Street
Suite 300
P. O. Box 1100
Harrisburg, PA 17108-1190


The Board of Directors
Keystone Heritage Group, Inc.


We have audited the accompanying consolidated balance sheets of Keystone Heritage Group, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Keystone Heritage Group, Inc. and subsidiaries as of December 31, 1997 and 1996 and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                  /s/ KPMG Peat Marwick LLP

January 30, 1998

Consolidated Balance Sheets

(December 31, 1997 and 1996)
(Dollars in thousands)
================================================================================
Assets                                                        1997        1996
================================================================================
Cash and due from banks                                    $ 24,593    $ 22,832
--------------------------------------------------------------------------------
Interest bearing deposits with banks                            200         181
--------------------------------------------------------------------------------
Investment securities available for sale                     60,795      62,596
--------------------------------------------------------------------------------
Investment securities held to maturity (fair value of
  $76,627 and $92,081 for 1997 and 1996, respectively)       76,210      91,652
--------------------------------------------------------------------------------
Loans held for sale                                             828       6,019
--------------------------------------------------------------------------------
Loans                                                       476,873     422,534
--------------------------------------------------------------------------------
Less:  Allowance for loan losses                             (8,472)     (7,736)
--------------------------------------------------------------------------------
     Loans, net                                             468,401     414,798
--------------------------------------------------------------------------------
Other real estate owned                                         115         695
--------------------------------------------------------------------------------
Premises and equipment, net                                   7,968       8,132
--------------------------------------------------------------------------------
Deferred tax asset, net                                       2,715       2,604
--------------------------------------------------------------------------------
Accrued interest receivable                                   3,799       3,677
--------------------------------------------------------------------------------
Other assets                                                  2,971       3,121
--------------------------------------------------------------------------------
     Total assets                                          $648,595    $616,307
================================================================================
Liabilities
--------------------------------------------------------------------------------
Deposits:
--------------------------------------------------------------------------------
   Non-interest bearing demand                             $ 80,779    $ 72,683
--------------------------------------------------------------------------------
   Interest bearing demand                                   57,434      57,284
--------------------------------------------------------------------------------
   Savings                                                  131,689     127,090
--------------------------------------------------------------------------------
   Time                                                     286,364     269,776
--------------------------------------------------------------------------------
     Total deposits                                         556,265     526,833
--------------------------------------------------------------------------------
Short-term borrowings                                        12,145      12,478
--------------------------------------------------------------------------------
Other borrowings                                              2,350       6,438
--------------------------------------------------------------------------------
Accrued interest payable                                      5,885       5,184
--------------------------------------------------------------------------------
Other liabilities                                             3,816       3,135
--------------------------------------------------------------------------------
     Total liabilities                                      580,461     554,068
--------------------------------------------------------------------------------
Stockholders' Equity
--------------------------------------------------------------------------------
Common stock, $5.00 par value; Authorized 10,000,000
 shares; 4,071,683 shares issued at December 31, 1997
 and December 31, 1996, respectively                         20,358      20,358
--------------------------------------------------------------------------------
Capital surplus                                              22,083      22,078
--------------------------------------------------------------------------------
Retained earnings                                            26,727      21,418
--------------------------------------------------------------------------------
Treasury Stock, 105,434 shares for 1997 and 93,700
 shares for 1996, at cost                                    (2,481)     (2,123)
--------------------------------------------------------------------------------
Net unrealized gain on investment securities
 available for sale, net of taxes                             1,447         508
--------------------------------------------------------------------------------
     Total stockholders' equity                              68,134      62,239
--------------------------------------------------------------------------------
     Total liabilities and stockholders' equity            $648,595    $616,307
================================================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Income

(Years Ended December 31, 1997, 1996 and 1995)
(Dollars in thousands, except per share data)
=======================================================================================================
Interest Income                                                       1997         1996         1995
=======================================================================================================
Interest and fees on loans                                         $ 39,460     $ 36,725     $ 34,946
-------------------------------------------------------------------------------------------------------
Interest on money market investments                                    449          309          539
-------------------------------------------------------------------------------------------------------
Interest and dividends on investment securities available for sale:
-------------------------------------------------------------------------------------------------------
Taxable investment securities                                         3,487        2,858        2,685
-------------------------------------------------------------------------------------------------------
Equity investments                                                      264          217          195
-------------------------------------------------------------------------------------------------------
Interest and dividends on investment securities held to maturity:
-------------------------------------------------------------------------------------------------------
Taxable investment securities                                         4,164        4,335        4,419
-------------------------------------------------------------------------------------------------------
Non-taxable investment securities                                       772          530          447
-------------------------------------------------------------------------------------------------------
     Total interest income                                           48,596       44,974       43,231
-------------------------------------------------------------------------------------------------------
Interest Expense
-------------------------------------------------------------------------------------------------------
Interest on deposits                                                 20,605       18,490       17,836
-------------------------------------------------------------------------------------------------------
Interest on short-term borrowings                                       537          486          466
-------------------------------------------------------------------------------------------------------
Interest on other borrowings                                            321          518          766
-------------------------------------------------------------------------------------------------------
     Total interest expense                                          21,463       19,494       19,068
-------------------------------------------------------------------------------------------------------
     Net interest income                                             27,133       25,480       24,163
-------------------------------------------------------------------------------------------------------
Provision for loan losses                                                 0            0            0
-------------------------------------------------------------------------------------------------------
     Net interest income after provision for loan  losses            27,133       25,480       24,163
-------------------------------------------------------------------------------------------------------
Other Operating Income
-------------------------------------------------------------------------------------------------------
Fees and other service charges                                        1,429        1,625        1,499
-------------------------------------------------------------------------------------------------------
Service charges on deposits                                           1,459        1,331        1,292
-------------------------------------------------------------------------------------------------------
Trust income                                                          1,339        1,310        1,277
-------------------------------------------------------------------------------------------------------
Net gain on sale of residential mortgage loans                          932          940          209
-------------------------------------------------------------------------------------------------------
Net gain on sale of credit card loans                                   618            0            0
-------------------------------------------------------------------------------------------------------
Net realized gain on investment securities
  available for sale                                                    513           79          126
-------------------------------------------------------------------------------------------------------
Gain on sale of other real estate owned, net                            112           60          410
-------------------------------------------------------------------------------------------------------
Other income                                                            757          586          598
-------------------------------------------------------------------------------------------------------
     Total other operating income                                     7,159        5,931        5,411
-------------------------------------------------------------------------------------------------------
Other Operating Expense
-------------------------------------------------------------------------------------------------------
Salaries and employee benefits                                       10,982       10,040        9,770
-------------------------------------------------------------------------------------------------------
Equipment expense                                                     2,041        1,954        1,934
-------------------------------------------------------------------------------------------------------
Occupancy expense, net                                                1,734        1,306        1,256
-------------------------------------------------------------------------------------------------------
Professional services                                                   721          826          913
-------------------------------------------------------------------------------------------------------
Bank card processing expense                                            584          822          711
-------------------------------------------------------------------------------------------------------
Pennsylvania shares tax                                                 452          502          479
-------------------------------------------------------------------------------------------------------
Deposit insurance expense                                                65            2          539
-------------------------------------------------------------------------------------------------------
Other expense                                                         4,001        3,360        2,787
-------------------------------------------------------------------------------------------------------
     Total other operating expense                                   20,580       18,812       18,389
-------------------------------------------------------------------------------------------------------
     Income before income taxes                                      13,712       12,599       11,185
-------------------------------------------------------------------------------------------------------
Income taxes                                                          4,442        3,879        3,528
-------------------------------------------------------------------------------------------------------
     Net income                                                    $  9,270     $  8,720     $  7,657
-------------------------------------------------------------------------------------------------------
Per common share:
-------------------------------------------------------------------------------------------------------
     Net income:
-------------------------------------------------------------------------------------------------------
        Basic                                                          2.34         2.15        1.88
-------------------------------------------------------------------------------------------------------
        Diluted                                                        2.31         2.15        1.88
-------------------------------------------------------------------------------------------------------
     Cash dividends paid                                               1.00          .84         .705
=======================================================================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Stockholders' Equity

(Years Ended December 31, 1997, 1996 and 1995)
(Dollars in thousands, except per share data)
==================================================================================================================================
                                                                                           Net Unrealized Gain (Loss) on
                                            Common     Capital     Retained     Treasury   Investment Securities Available
                                            Stock      Surplus     Earnings       Stock       for Sale, Net of Taxes        Total
==================================================================================================================================
Balance, January 1, 1995                  $ 15,231    $ 27,006     $ 11,316     $      0             ($1,451)             $ 52,102
----------------------------------------------------------------------------------------------------------------------------------
   Net Income                                    0           0        7,657            0                   0                 7,657
----------------------------------------------------------------------------------------------------------------------------------
   Cash dividends ($.705 per share)              0           0       (2,866)           0                   0               (2,866)
----------------------------------------------------------------------------------------------------------------------------------
   Stock issued under dividend                                                                             0                   199
     reinvestment plan                          38         161            0            0
----------------------------------------------------------------------------------------------------------------------------------
   Stock split (4 for 3)                     5,089     (5,089)            0            0                   0                     0
----------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain
   (loss) on investment securities
   available for sale, net of tax
   effect of $909                                0           0            0            0               1,787                 1,787
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995                $ 20,358    $ 22,078     $ 16,107     $      0           $     336              $ 58,879
----------------------------------------------------------------------------------------------------------------------------------
   Net income                                    0           0        8,720            0                   0                 8,720
----------------------------------------------------------------------------------------------------------------------------------
   Cash dividends ($.84 per share)               0           0       (3,409)           0                   0               (3,409)
----------------------------------------------------------------------------------------------------------------------------------
   Treasury stock repurchase,
        93,700 shares                            0           0            0     ($ 2,123)                                  (2,123)
----------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain
   (loss) on investment securities
   available for sale, net of tax
   effect of $91                                 0          0             0            0                 172                   172
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                $ 20,358    $ 22,078     $ 21,418     ($ 2,123)           $    508              $ 62,239
----------------------------------------------------------------------------------------------------------------------------------
   Net income                                    0           0        9,270            0                   0                 9,270
----------------------------------------------------------------------------------------------------------------------------------
   Cash dividends ($1.00 per share)              0           0       (3,961)           0                   0               (3,961)
----------------------------------------------------------------------------------------------------------------------------------
   Acquisition of 26,400 shares of
     treasury stock                              0           0            0         (703)                  0                 (703)
----------------------------------------------------------------------------------------------------------------------------------
   Disposition of 14,666 shares of
     treasury stock                              0           5            0          345                   0                  350
----------------------------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain
   (loss) on investment securities
   available for sale, net of tax
   effect of $519                                0           0            0            0                 939                   939
----------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                $ 20,358    $ 22,083     $ 26,727     ($ 2,481)           $  1,447              $ 68,134
==================================================================================================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Cash Flows

(Years Ended December 31, 1997, 1996 and 1995)
(Dollars in thousands)
====================================================================================================================================
Cash Flows from Operating Activities                                                      1997            1996            1995
====================================================================================================================================
Net Income                                                                             $  9,270        $  8,720        $  7,657
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------
   Provision for loan losses                                                                  0               0               0
------------------------------------------------------------------------------------------------------------------------------------
   Depreciation and amortization                                                          1,532           1,414           1,463
------------------------------------------------------------------------------------------------------------------------------------
   Originations of residential mortgage loans sold                                      (35,211)        (40,710)        (10,456)
------------------------------------------------------------------------------------------------------------------------------------
   Proceeds from sale of residential mortgage loans                                      36,889          38,582          10,510
------------------------------------------------------------------------------------------------------------------------------------
   Deferred income taxes                                                                   (630)            405              23
------------------------------------------------------------------------------------------------------------------------------------
   Decrease (increase) in accrued interest receivable                                      (122)            167            (659)
------------------------------------------------------------------------------------------------------------------------------------
   (Decrease) increase in accrued interest payable                                          701            (100)          2,216
------------------------------------------------------------------------------------------------------------------------------------
   Net gain on sale of residential mortgage loans                                          (932)           (940)           (209)
------------------------------------------------------------------------------------------------------------------------------------
   Net gain on sale of credit card loans                                                   (618)              0               0
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gains on investment securities
     available for sale                                                                    (513)            (79)           (126)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on sale of other real estate owned                                    (112)            (60)           (410)
------------------------------------------------------------------------------------------------------------------------------------
   Other, net                                                                               200            (621)          1,166
------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by operating activities                                            8,776           8,906          11,121
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease (increase) in interest bearings deposits
     with banks                                                                             (19)             65             (96)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease in federal funds sold                                                         0               0           1,300
------------------------------------------------------------------------------------------------------------------------------------
   Maturities of investment securities held to maturity                                  38,250          31,667          65,006
------------------------------------------------------------------------------------------------------------------------------------
   Maturities of investment securities available for sale                                22,632          29,088          10,179
------------------------------------------------------------------------------------------------------------------------------------
   Sales of investment securities available for sale                                      3,038             196             609
------------------------------------------------------------------------------------------------------------------------------------
   Funds invested in investment securities held to maturity                             (22,656)        (36,329)        (79,394)
------------------------------------------------------------------------------------------------------------------------------------
   Funds invested in investment securities available for sale                           (21,571)        (25,978)        (18,143)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in loans made to customers                                              (51,520)        (34,871)         (7,759)
------------------------------------------------------------------------------------------------------------------------------------
   Proceeds from sale of credit card loans                                                3,051               0               0
------------------------------------------------------------------------------------------------------------------------------------
   Net expenditures for premises and equipment                                           (1,368)         (1,613)         (1,306)
------------------------------------------------------------------------------------------------------------------------------------
   Proceeds from sale of other real estate owned                                            773             412           1,481
------------------------------------------------------------------------------------------------------------------------------------
     Net cash used by investing activities                                              (27,712)        (39,491)        (28,069)
------------------------------------------------------------------------------------------------------------------------------------
Cash Flows From Financing Activities:
------------------------------------------------------------------------------------------------------------------------------------
   Net increase customer deposits                                                        29,432          38,916          19,177
------------------------------------------------------------------------------------------------------------------------------------
   Net (decrease) in short-term borrowings                                                 (333)         (3,838)         (3,447)
------------------------------------------------------------------------------------------------------------------------------------
   Net (decrease) increase in other borrowings                                           (4,088)         (7,571)          4,083
------------------------------------------------------------------------------------------------------------------------------------
   Cash dividends paid                                                                   (3,961)         (3,409)         (2,866)
------------------------------------------------------------------------------------------------------------------------------------
   Acquisition of treasury stock                                                           (703)         (2,123)              0
------------------------------------------------------------------------------------------------------------------------------------
   Disposition of treasury stock                                                            350               0               0
------------------------------------------------------------------------------------------------------------------------------------
   Proceeds from issuance of common stock                                                     0               0             199
------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by financing activities                                           20,697          29,651          17,146
------------------------------------------------------------------------------------------------------------------------------------
Net (Decrease) Increase in Cash and Due From Banks                                        1,761            (934)            198
------------------------------------------------------------------------------------------------------------------------------------
Cash and Due From Banks at Beginning of Period                                           22,832          23,766          23,568
------------------------------------------------------------------------------------------------------------------------------------
Cash and Due From Banks at End of Period                                               $ 24,593        $ 22,832        $ 23,766
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Disclosures:
------------------------------------------------------------------------------------------------------------------------------------
   Interest paid (excluding interest credited)                                         $ 11,249        $ 10,658        $ 10,310
------------------------------------------------------------------------------------------------------------------------------------
   Income taxes paid                                                                      5,350           3,090           3,653
------------------------------------------------------------------------------------------------------------------------------------
Non-cash investing and financing activities:
------------------------------------------------------------------------------------------------------------------------------------
   Transfers from loans to other real estate owned                                           81             134             163
------------------------------------------------------------------------------------------------------------------------------------
   Loan charge-offs                                                                         700             895             583
====================================================================================================================================

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
 1.  Summary of Significant Accounting Policies

     The accounting and reporting policies of Keystone Heritage Group, Inc. (the Company) and its subsidiaries conform to generally accepted accounting principles and reporting practices within the banking industry. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The material estimate that is particularly susceptible to significant change in the near-term relates to the determination of the allowance for loan losses.

Business

     Keystone Heritage Group, Inc. is a bank holding company headquartered in Lebanon, Pennsylvania which engages in a general commercial and retail banking, mortgage banking and trust business through its banking subsidiary, Lebanon Valley National Bank (the Bank). Keystone Heritage Life Insurance Company is a non-bank subsidiary that reinsures credit life and accident and health policies written on consumer loans generated by the Bank.

Principles of Consolidation

     The consolidated financial statements of the Company and subsidiaries include the accounts of the Company and its wholly-owned subsidiaries, Lebanon Valley National Bank and Keystone Heritage Life Insurance Company. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements. For purposes of comparability, certain prior year amounts have been reclassified with no impact on net income.

Loans

     Loans are generally carried at the principal amount outstanding, net of undisbursed commitments and net of deferred loan fees. Interest income on loans is accrued based on methods which approximate a constant yield when related to the principal amounts outstanding. The accrual of interest on loans is discontinued when they are past due 90 days as to either principal or interest, or when, in management's opinion, the collectibility of principal or interest is doubtful, except for certain consumer loans for which the period is 120 days. Management may maintain the accrual status for a past-due loan in the event that the loan is well secured and in the process of collection. When the accrual of interest is discontinued, unpaid interest recognized during the current year is reversed by a charge against interest income, and unpaid interest from the prior year is reversed by a charge against the allowance for loan losses. Interest payments received on non-accrual loans are recorded as reductions of principal if management determines that the ultimate collectibility of principal or interest is doubtful. Loans are generally returned to accrual status when the collectibility of both principal and interest on a timely basis is reasonably assured, all delinquent principal and interest is brought current and the loan has been performing as contractually agreed upon for at least six months. Net loan fees and costs associated with originating loans are deferred and amortized using the effective interest method to interest income over the contractual life of the related loan. The amortization of deferred fees and costs is discontinued on non-accrual loans.

     Generally, all significant non-accrual loans are deemed to be impaired. Management considers a loan to be impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. In evaluating whether a loan is impaired, management considers not only the amount that the Company expects to collect but also the timing of the collection. Generally if payments are consistently made, but on a delayed basis of not more than 90 days, a loan is not deemed to be impaired.

     When a loan is considered to be impaired, the amount of impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the loan's market price or fair value of the collateral if the loan is collateral dependent. The majority of loans deemed to be impaired by management are collateral dependent. Loans are evaluated individually for impairment. The Company excludes smaller balance, homogeneous loans (primarily consumer and residential mortgage loans) from the evaluation of impairment. Impairment losses are included in the allowance for loan losses. Impaired loans are charged-off when management believes that the ultimate collectibility of principal and interest of a loan is not likely. Interest income on impaired loans is generally recorded as payments are collected.

Notes to Consolidated Financial Statements, cont.
--------------------------------------------------------------------------------
 1.  Summary of Significant Accounting Policies, cont.

Loans held for sale

     Loans held for sale consist of mortgages and credit card loans which the Company intends to sell. The mortgage loans and credit card loans are separately carried at the lower of aggregate cost or estimated market values with unrealized losses, if any, recognized through a provision included in other income. Gains and losses on the sale of mortgage loans held for sale are determined using the specific identification method.

     Residential mortgage loans are committed to be sold without recourse at the date of origination to a third-party with servicing released by the Company. These loans committed for sale are funded by the Company for a short period of time until settlement with the third-party. The Company sold its credit card portfolio, without recourse, to a third-party during the second quarter of 1997 and therefore these loans have been classified as held for sale at December 31, 1996.

Investment Securities

     The Company classifies its debt and marketable equity securities into one of two categories; available for sale or held to maturity. Investment securities available for sale are securities held for the purpose of maintaining a liquid asset base and may be sold. Investment securities held to maturity are those securities for which the Company has the ability and intent to hold the security until maturity.

     Investment securities available for sale are recorded at fair value. Investment securities held to maturity are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses, net of the related tax effect, on investment securities available for sale are excluded from earnings and are reported as a separate component of stockholders' equity until realized.

     A decline in the fair value of investment securities available for sale or investment securities held to maturity below cost that is deemed other than temporary is charged to earnings resulting in the establishment of a new cost basis for the security.

     Premiums and discounts are amortized or accreted over the life of the related investment security held to maturity as an adjustment to yield using the effective interest method. Dividend and interest income are recognized when earned. Realized gains and losses from the sale of available for sale securities are included in earnings and are determined using the specific identification method.

     Other securities include stock of the Federal Reserve Bank of Philadelphia and stock of the Federal Home Loan Bank of Pittsburgh and are stated at cost.

Premises and Equipment

     Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to other operating expense as incurred. Gains or losses on dispositions are reflected in current results of operations.

Allowance for Loan Losses

     The allowance for loan losses is a reserve for estimated known and inherent losses in the loan portfolio. Losses occur primarily from the loan portfolio, but may also be derived from commitments to extend credit and standby letters of credit. Loan losses and recoveries on previously charged-off loans are charged or credited directly to the allowance for loan losses. Management performs a quarterly assessment of the loan portfolio to determine the appropriate level of the allowance. The factors considered in this evaluation include, but are not necessarily limited to, estimated loan losses identified through review of loans by the Company's personnel; analysis of historical loss experience; deterioration in loan concentrations or pledged collateral; trends in portfolio volume and composition; trends in delinquencies and non-accruals and changes in lending policies and general economic conditions. While management uses available information to determine the appropriate level of allowance for loan losses, future changes in the allowance may become necessary due to changes in economic conditions and other factors. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. These agencies may recommend the Bank change the level of the allowance based on their judgements of information available to them at the time of their examination.

Notes to Consolidated Financial Statements, cont.
--------------------------------------------------------------------------------
 1.  Summary of Significant Accounting Policies, cont.

Other Real Estate Owned

     Other real estate owned is valued at the lower of cost or fair value less the cost to sell. These assets are written down to fair value at the date of transfer to other real estate owned by a charge to the allowance for loan losses. Subsequent to transfer, any further declines in fair value are recorded through a valuation allowance. These properties are reviewed on a quarterly basis and additional provisions are charged to other operating expense as appropriate. Fair values are derived from independent appraisals at the time of foreclosure. Subsequent appraisals are obtained as market conditions are deemed by management to have significantly changed. Gains on the sale or disposition of other real estate owned are generally credited to other operating income and losses on the sale or disposition are charged to other operating expense or against the valuation allowance. Costs of maintaining foreclosed properties are expensed as incurred.

Employee Benefits

     Retirement plan costs for the Company's defined benefit plan are accounted for in accordance with the requirements of Statement of Financial Accounting Standards No. 87, "Employees' Accounting for Pensions". The projected unit credit method is utilized for measuring net periodic pension cost over the employee's service life. The Company funds the plan according to an actuarial formula to provide for both current and future benefit payments, to the extent that contributions are deductible under existing federal tax regulations.

     The Company does not provide any other significant post-retirement or post-employment benefits.

Income Taxes

     Income taxes are accounted for utilizing the asset and liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company files a consolidated federal income tax return.

Trust Assets and Income

     Property held in a fiduciary or agency capacity for customers of the Company's trust department is not included in the consolidated balance sheets since such items are not assets of the Company or its subsidiaries. Trust income is recognized on a cash basis which is not materially different than if it were reported on an accrual basis.

Interest Rate Contracts

     The Bank has entered into interest rate swap contracts as part of its asset-liability management activities. These contracts are entered into to manage interest rate risk exposure.

     Interest rate swap contracts generally involve the exchange of fixed and floating-rate interest payment obligations without the exchange of the underlying principal amounts. Entering into interest rate swap contracts involves not only the risk of dealing with counterparties and their ability to meet the terms of the contracts but also the interest rate risk associated with unmatched positions. Notional principal amounts often are used to express the volume of these transactions, but the amounts potentially subject to credit risk are much smaller.

     The interest income or interest expense differential from interest rate swap contracts is recognized on the accrual basis as a component of interest income or interest expense over the life of the contract. Gains or losses from early termination of interest rate swap contracts are deferred and amortized over the remaining term of the underlying assets or liabilities.

Notes to Consolidated Financial Statements, cont.
--------------------------------------------------------------------------------
 1.  Summary of Significant Accounting Policies, cont.

New Accounting Standards

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 (SFAS 128), "Earnings Per Share". SFAS 128, which supersedes APB Opinion No. 15 (APB 15), "Earnings Per Share", specifies the computation, presentation, and disclosure requirements for earnings per share (EPS) for entities with publicly held common stock. It replaces the presentation of primary EPS with a presentation of basic EPS and fully diluted EPS with diluted EPS, Basic EPS, unlike primary EPS, excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed similarly to fully diluted EPS under APB 15. The Company adopted SFAS 128 as of December 31, 1997. All prior period per share data has been restated to reflect the adoption of SFAS 128.

2. Merger

     On August 15, 1997, the Company entered into a merger agreement with Fulton Financial Corporation ("Fulton Financial"). Fulton Financial is a $4.2 billion bank holding company which operates 117 banking offices in Pennsylvania, Maryland, Delaware and New Jersey through ten affiliate banks.

     Under the terms of the merger agreement, each of the outstanding shares of the Company's common stock will be exchanged for 1.83 shares of Fulton Financial common stock. The transaction is expected to be completed in the first quarter of 1998 and will be accounted for as a pooling of interests. As a result of the acquisition, the Company will be merged into Fulton Financial and Lebanon Valley National Bank, the sole banking subsidiary of the Company, will be combined with Farmers Trust Bank, one of Fulton Financial's existing affiliate banks, to become Lebanon Valley Farmers Bank. Concurrently with the merger, deposits, loans and branches located in Lancaster and Dauphin counties will be transferred to Fulton Bank, another of Fulton Financial's existing affiliates.

3. Acquisitions

     On March 1, 1996, the Bank acquired the business operations of Central Mortgage Company, a Lancaster, Pennsylvania mortgage origination company. As consideration for this acquisition, the Company will pay the seller an amount equal to one-tenth of one percent (0.1%) of all mortgages closed and located in Lancaster County during the next five years, up to a maximum of $50,000 a year. This transaction was accounted for using purchase accounting. However, no intangible assets were acquired as a result of this transaction.


4. Cash and Due from Banks

     Cash and due from banks consists of cash and cash items, balances due from correspondent banks and balances maintained with the Federal Reserve Bank. The Company is required to maintain average reserve balances with the Federal Reserve Bank. The average amount of those required reserve balances was $8,697,000 and $7,449,000 at December 31, 1997 and 1996, respectively, which amounts were primarily covered by the Bank's vault cash.

5. Investment Securities

     A summary of the amortized cost and fair values of investment securities available for sale and investment securities held to maturity at December 31, 1997 and 1996 is as follows:

====================================================================================================================================
                                                                               December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities Available for                                       Gross                 Gross
Sale:                                             Amortized             Unrealized            Unrealized                 Fair
(Dollars in thousands)                               Cost                 Gains                 Losses                  Value
====================================================================================================================================
U.S. Treasury and government agencies             $ 52,921              $    221               $     30               $ 53,112
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                             927                    26                      0                    953
------------------------------------------------------------------------------------------------------------------------------------
Equity securities                                    2,142                 2,012                      2                  4,152
------------------------------------------------------------------------------------------------------------------------------------
Other investment securities                          2,578                     0                      0                  2,578
------------------------------------------------------------------------------------------------------------------------------------
     Total                                        $ 58,568              $  2,259               $     32               $ 60,795
====================================================================================================================================
====================================================================================================================================
                                                                                December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities Held to                                              Gross                 Gross
Maturity:                                          Amortized             Unrealized            Unrealized                Fair
(Dollars in thousands)                               Cost                  Gains                 Losses                 Value
====================================================================================================================================
U.S. Treasury and government agencies             $ 22,538              $    211               $    113               $ 22,636
------------------------------------------------------------------------------------------------------------------------------------
States and political subdivisions                   19,342                   109                     17                 19,434
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                          34,330                   288                     61                 34,557
------------------------------------------------------------------------------------------------------------------------------------
     Total                                        $ 76,210              $    608               $    191               $ 76,627
====================================================================================================================================

====================================================================================================================================
                                                                              December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities Available for                                      Gross                  Gross
Sale:                                            Amortized             Unrealized             Unrealized                Fair
(Dollars in thousands)                             Cost                  Gains                 Losses                  Value
====================================================================================================================================
U.S. Treasury and government agencies           $ 56,153              $     40               $    209               $ 55,984
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                         1,389                    41                      8                  1,422
------------------------------------------------------------------------------------------------------------------------------------
Equity securities                                  1,821                   909                      4                  2,726
------------------------------------------------------------------------------------------------------------------------------------
Other securities                                   2,464                     0                      0                  2,464
------------------------------------------------------------------------------------------------------------------------------------
     Total                                      $ 61,827              $    990               $    221               $ 62,596
====================================================================================================================================
====================================================================================================================================
                                                                               December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities Held to                                            Gross                  Gross
Maturity:                                       Amortized              Unrealized             Unrealized               Fair
(Dollars in thousands)                            Cost                   Gains                 Losses                 Value
====================================================================================================================================
U.S. Treasury and government agencies           $ 25,724              $    298               $    120               $ 25,902
------------------------------------------------------------------------------------------------------------------------------------
States and political subdivisions                 17,179                    89                     11                 17,257
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                        48,749                   387                    214                 48,922
------------------------------------------------------------------------------------------------------------------------------------
     Total                                      $ 91,652              $    774               $    345               $ 92,081
====================================================================================================================================

     Investment securities having a book value and a fair value of $54,797,000 and $54,898,000 respectively, at December 31, 1997 were pledged as required by law to secure public and trust deposits, repurchase agreements, and other borrowings.

     A summary of proceeds from the sales of investment securities available for sale, gross realized gains, and gross realized losses for each of the years in the three-year period ended December 31, 1997 are as follows:


                                       1997           1996            1995
                                   ------------------------------------------

        Proceeds from sales        $3,038,000      $  196,000      $  609,000
        Gross realized gains          513,000          79,000         134,000
        Gross realized losses               0               0           8,000

     The amortized cost and fair value of investment securities available for sale and investment securities held to maturity at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations.

================================================================================
December 31, 1997:
Investment Securities Available for Sale:         Amortized        Fair Value
(Dollars in thousands)                              Cost
================================================================================
Due in one year or less                           $ 19,544          $ 19,524
--------------------------------------------------------------------------------
Due after one year through five years               33,182            33,383
--------------------------------------------------------------------------------
Due after five years through ten years                 195               205
--------------------------------------------------------------------------------
Mortgage-backed securities                             927               953
--------------------------------------------------------------------------------
Equity securities                                    2,142             4,152
--------------------------------------------------------------------------------
Other securities                                     2,578             2,578
--------------------------------------------------------------------------------
     Total                                        $ 58,568          $ 60,795
================================================================================

================================================================================
Investment Securities Held to Maturity:          Amortized
(Dollars in thousands)                             Cost           Fair Value
================================================================================
Due in one year or less                           $ 14,375         $ 14,415
--------------------------------------------------------------------------------
Due after one year through five years               25,674           25,818
--------------------------------------------------------------------------------
Due after five years through ten years                 128              130
--------------------------------------------------------------------------------
Due after ten years                                  1,703            1,707
--------------------------------------------------------------------------------
Mortgage-backed securities                          34,330           34,557
--------------------------------------------------------------------------------
     Total                                        $ 76,210         $ 76,627
================================================================================

 6.  Loans

     The carrying amounts of loans at December 31, 1997 and 1996 are as follows:

================================================================================
(Dollars in thousands)                               1997              1996
================================================================================
Commercial                                        $215,006          $194,950
--------------------------------------------------------------------------------
Agriculture                                        127,452           106,513
--------------------------------------------------------------------------------
Commercial real estate - construction                6,818             5,126
--------------------------------------------------------------------------------
Real estate - residential mortgage                  33,559            29,596
--------------------------------------------------------------------------------
Consumer (net of unearned income of $1,538 and
  $1,812 for 1997 and 1996, respectively)           94,529            87,003
--------------------------------------------------------------------------------
Unamortized net loan fees                             (491)             (654)
--------------------------------------------------------------------------------
    Total, net                                    $476,873          $422,534
================================================================================

     Included within this loan portfolio are loans on which the Company has ceased the accrual of interest. Such loans amounted to $4,849,000 and $973,000 at December 31, 1997 and 1996, respectively. If interest income had been recognized during 1997, 1996 and 1995 on non-accrual loans in accordance with their original terms, interest income would have been affected as follows:

================================================================================
(Dollars in thousands)                             1997      1996        1995
================================================================================
--------------------------------------------------------------------------------
Interest income which would have been
  recognized in accordance with original terms  $    79    $    66    $    65
--------------------------------------------------------------------------------
Interest income recorded during the period           57         45         45
--------------------------------------------------------------------------------
Net effect upon interest income                ($    22)  ($    21)  ($    20)
================================================================================

     The Company has determined that loans with a carrying value of $4,850,000 and $973,000 were deemed to be impaired under SFAS 114 at December 31, 1997 and 1996, respectively. These loans are fully collateralized and the specific allowance for credit losses on these loans is not material. The average balance of loans classified as impaired amounted to $848,000 and $895,000 for the years ended December 31, 1997 and 1996, respectively. Interest income of approximately $57,000, $45,000 and $45,000 was recognized during each of the years ended December 31, 1997, 1996 and 1995, respectively, on loans classified as impaired loans.

     Loans to officers and directors of the Company and its subsidiaries, and corporations in which such officers or directors are beneficially interested as stockholders, officers or directors, aggregated approximately $3,302,000 and $3,556,000 at December 31, 1997 and 1996, respectively. These loans were made on substantially the same basis, including interest rates and collateral, as those prevailing for comparable transactions with other borrowers at the same time. During 1997, approximately $100,000 of new loans were made, and repayments approximated $354,000. At December 31, 1997 and 1996, none of these loans were classified as non-accrual, past due, restructured, or potential problem loans.

7.   Allowance for Loan Losses

     Changes in the allowance for loan losses for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

================================================================================
(Dollars in thousands)                 1997               1996          1995
================================================================================
Balance, beginning of year          $  7,736           $  8,025      $  8,140
--------------------------------------------------------------------------------
Provision charged to operations            0                  0             0
--------------------------------------------------------------------------------
Loans charged-off                       (700)              (895)         (583)
--------------------------------------------------------------------------------
Recoveries on loans charged-off        1,436                606           468
--------------------------------------------------------------------------------
Balance, end of year                $  8,472           $  7,736      $  8,025
================================================================================

 8.  Premises and Equipment

     Premises and equipment at December 31, 1997 and 1996 are summarized below:

================================================================================
(Dollars in thousands)                   Estimated       1997          1996
                                           Useful
                                           Lives
================================================================================
Land                                         -         $ 1,555       $ 1,495
--------------------------------------------------------------------------------
Premises                                 20 years        8,653         8,503
--------------------------------------------------------------------------------
Furniture and equipment                  2-7 years       9,431         8,787
--------------------------------------------------------------------------------
Leasehold improvements                   20 years        1,129           916
--------------------------------------------------------------------------------
     Subtotal                                           20,768        19,701
--------------------------------------------------------------------------------
Less:  Accumulated depreciation and
amortization                                           (12,800)      (11,569)
--------------------------------------------------------------------------------
     Total, net                                        $ 7,968       $ 8,132
================================================================================

     Depreciation and amortization amounted to $1,532,000, $1,414,000 and $1,463,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

9.   Time Deposits

     Time deposits in excess of $100,000 amounted to $25,352,000 and $23,930,000 at December 31, 1997 and 1996, respectively. Interest expense of $1,597,000, $1,055,000 and $1,112,000 was recognized on these deposits in 1997, 1996, and 1995, respectively.

     At December 31, 1997, the scheduled maturity of time deposits was as follows:


              (Dollars in thousands)
              1998                                $        194,572
              1999                                          44,920
              2000                                          18,093
              2001                                          13,559
              2002                                           9,294
              2003 and there after                           5,926
                                                           -------

              Total time deposits                 $        286,364
                                                           =======

10.  Short-term Borrowings

     At December 31, 1997 and 1996, short-term borrowings consisted of the following:


====================================================================================================================================
                                                    1997                                               1996
------------------------------------------------------------------------------------------------------------------------------------
                               December            Average           Interest        December         Average           Interest
(Dollars in thousands)            31             Outstanding         Expense            31          Outstanding         Expense
====================================================================================================================================
Federal funds purchased        $  2,400           $    618           $    36         $      0        $    604           $    35
------------------------------------------------------------------------------------------------------------------------------------
Securities sold under
  agreement to
  repurchase                      9,745             11,654               501           12,478          11,128               451
------------------------------------------------------------------------------------------------------------------------------------
     Total                     $ 12,145           $ 12,272           $   537         $ 12,478        $ 11,732           $   486
====================================================================================================================================


     Federal funds purchased represent the Company's overnight borrowing transactions. The weighted average interest rate on federal funds borrowing was
5.83 percent for 1997 and 5.76 percent for 1996.

     Securities sold under agreement to repurchase range in maturity from one to 90 days. The weighted average interest rate was 4.30 percent during 1997 and
4.05 percent during 1996. The highest month-end outstanding balance was $19,081,000 for 1997 and $15,433,000 for 1996. The weighted average rate at December 31, 1997 was 4.45 percent and for December 31, 1996 and 1995 was 4.04 percent, respectively. The securities that serve as collateral for the securities sold under agreement to repurchase which had a book value of $22,240,000 and $20,131,000 at December 31, 1997 and 1996, respectively, are under the Company's control.

     Unused federal funds lines of credit available to the Company for short-term financing at December 31, 1997 totalled $118,000,000.

11.  Other Borrowings

     At December 31, 1997 and 1996, there were $2,018,000 and $6,075,000, respectively, of advances outstanding from the Federal Home Loan Bank of Pittsburgh (FHLB) with original maturities between one to five years. The FHLB advances had a weighted average interest rate of 6.30 percent and 6.10 percent at December 31, 1997 and 1996, respectively, and a range of interest rates from
6.19 percent to 6.48 percent. All FHLB advances are secured by the FHLB capital stock owned by the Company and by certain investment securities having a fair value of $2,032,000 and $6,147,000 at December 31, 1997 and 1996, respectively.

     Obligations under capital leases were $332,000 and $363,000 at December 31, 1997 and 1996, respectively, and carried an imputed interest rate of 7.67 percent for December 31, 1997 and 1996. Scheduled lease payments include payment of imputed interest of $26,000, $24,000 and $23,000 for 1998, 1999 and 2000,
respectively. The costs of leasing a branch location and the equipment purchased as a result of the mortgage banking acquisition totalling $389,000, net of accumulated amortization of $100,000, at December 31, 1997, were recorded as assets under the capital lease. In addition, computer hardware and software systems which are fully depreciated amounting to $2,509,000 at December 31, 1997, were also recorded as assets under the capital lease.

     The following is a summary of the maturities of FHLB advances and the scheduled amortization of capital lease obligations as of December 31, 1997:

================================================================================
                                     FHLB ADVANCES
                          -----------------------------------
                                               WEIGHTED        CAPITAL LEASE
(Dollars in thousands)        AMOUNT         AVERAGE RATE       OBLIGATIONS
================================================================================
1998                        $      0             0.00%          $    33
--------------------------------------------------------------------------------
1999                           2,018             6.30                34
2000                               0             0.00                36
2001                               0             0.00                 4
2002                               0             0.00                 0
2003-2006                          0             0.00               225
--------------------------------------------------------------------------------
     Total                  $  2,018             6.30%          $   332
================================================================================

12.  Federal Income Taxes

     Federal income taxes included in the accompanying statements of income for the years ended December 31, 1997, 1996 and 1995 are as follows:

================================================================================
(Dollars in thousands)                    1997          1996            1995
================================================================================
Current                                $  5,072       $  3,474       $  3,505
--------------------------------------------------------------------------------
Deferred                                   (630)           405             23
--------------------------------------------------------------------------------
     Total                             $  4,442       $  3,879       $  3,528
================================================================================

     The following is a reconciliation between the applicable income tax expense and the amount of income taxes which would have been provided at the Federal statutory rate of 35 percent for the years ended December 31, 1997, 1996 and 1995.

================================================================================
(Dollars in thousands)                              1997       1996       1995
================================================================================
Federal tax expense at statutory rates          $  4,799   $  4,410   $  3,915
--------------------------------------------------------------------------------
Increase (Reduction) in taxes resulting from:
--------------------------------------------------------------------------------
  Non-taxable investment security income            (256)      (162)      (139)
--------------------------------------------------------------------------------
  Non-taxable loan income                           (190)      (193)      (189)
--------------------------------------------------------------------------------
  Low income housing tax credit                      (94)       (64)         0
--------------------------------------------------------------------------------
  Other, net                                         183       (112)       (59)
--------------------------------------------------------------------------------
     Total                                      $  4,442   $  3,879   $  3,528
================================================================================

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 and December 31, 1996 are presented below:

================================================================================
(Dollars in thousands)                    December 31, 1997    December 31, 1996
================================================================================
Deferred tax assets:
--------------------------------------------------------------------------------
Allowance for loan losses                      $  2,880           $  2,630
--------------------------------------------------------------------------------
Deferred compensation                               356                359
--------------------------------------------------------------------------------
Unamortized net loan fees                           167                241
--------------------------------------------------------------------------------
Non-accrual loan interest                            33                 32
--------------------------------------------------------------------------------
Gross unrealized loss on investment
  securities available for sale                       0                 77
--------------------------------------------------------------------------------
Other                                               527                 46
--------------------------------------------------------------------------------
     Total                                     $  3,963           $  3,385
--------------------------------------------------------------------------------
Deferred tax liabilities:
--------------------------------------------------------------------------------
Depreciation                                   $     80           $    174
--------------------------------------------------------------------------------
Gross unrealized gain on investment
  securities available for sale                     779                337
--------------------------------------------------------------------------------
Discount accretion                                  218                153
Prepaid pension expense                             171                 76
Other                                                 0                 41
--------------------------------------------------------------------------------
     Total                                     $  1,248                781
--------------------------------------------------------------------------------
     Deferred tax asset, net                   $  2,715           $  2,604
================================================================================

     The Company has determined that it is not required to establish a valuation reserve for the deferred tax asset since it is more likely than not that the deferred tax asset of $3,963,000 will be realized through carrybacks to taxable income in prior years, through future reversals of existing temporary differences, future taxable income and tax planning strategies. The Company reviews the tax criteria related to the recognition of deferred tax assets on a quarterly basis.

13.  Stockholders' Equity

     On June 12, 1996 the Company announced its intentions to repurchase up to 5 percent or 203,584 shares of its outstanding common stock. These shares, when repurchased, become available for reissuance through the Company's Dividend Reinvestment or Stock Option Plans or for other general corporate purposes. During 1997 and 1996, the Company repurchased a total of 26,400 and 93,700 shares, respectively, at an average price of $26.62 per share for 1997 and $22.66 per share for 1996. The Company terminated its plans for further stock repurchases upon entering into the merger agreement with Fulton Financial Corporation (See Note 2). During 1997, the Company reissued 14,666 shares from Treasury stock for its Stock Option Plans.

     The Board of Directors of the Company effected a 4 for 3 stock split during January 1996. All prior period per share data has been restated to give effect for this stock split.

14.  Stock Option Plan

     At December 31, 1997 the Company has two stock-based compensation plans, both of which are fixed option plans which are described below. The Company applies APB Opinion 25 and related interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its fixed stock option plans. Had compensation cost for the Company's two stock-based compensation plans been determined on the fair value at the grant dates for awards under those plans consistent with the method of SFAS 123, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below:


                                                                    1997                      1996                 1995
    Net income                    As reported                   $ 9,270,000               $ 8,720,000          $ 7,657,000
                                  Pro forma                       9,119,000                 8,613,000            7,646,000

    Net income per                As Reported                   $   2.34                  $    2.15            $    1.88
     common share - basic         Pro forma                         2.30                       2.12                 1.88

    Net income per                As Reported                   $   2.31                  $    2.15            $    1.88
     common share-diluted         Pro forma                         2.28                       2.12                 1.88


     Under the 1994 Stock Option Plan, the Company may grant options or stock appreciation rights to officers and key employees of the Company and its subsidiaries for up to 200,000 shares of common stock. Under the 1996 Independent Directors Stock Option Plan, the Company may grant options or stock appreciation rights to non-employee directors of the Company and its subsidiaries for up to 60,000 shares of common stock. Under both plans, the exercise price of each option equals the fair market value of the Company's common stock on the date of grant and an option's maximum term is 10 years. Options vest immediately and are exercisable six months from the date of grant.

     The fair value of each option grant is estimated on the date of the grant using the Black- Scholes option-pricing model with the following weighted average assumptions used for grants in 1997, 1996 and 1995, respectively: dividend yield of 3.8 percent for each year; expected volatility of 30 percent, 28 percent and 24 percent; risk-free interest rates of 6.60 percent, 5.56 percent and 6.60 percent; and expected lives of 7 years for 1997, 1996 and 1995.

     A summary of the Company's two fixed stock option plans as of December 31, 1997, 1996 and 1995 and changes during the years ending on those dates is presented below:


Fixed Stock Options:                                     1997                      1996                       1995
                                                          Weighted-                 Weighted-                  Weighted-
                                                          Average                   Average                    Average
                                                          Exercise                  Exercise                   Exercise

                                                   Shares  Price             Shares  Price              Shares  Price
                                                   -------------             -------------              -------------
Outstanding at beginning of year                  67,130  $21.67            37,330  $21.61             18,665  $19.88
Granted                                           31,200   25.63            29,800   21.75             18,665   23.34
Exercised                                         14,666   23.82                 0    0.00                  0    0.00
Forfeited                                              0    0.00                 0    0.00                  0    0.00
Outstanding at end of year                        83,664  $22.77            67,130  $21.67             37,330  $21.61

Options exercisable year-end                      83,664                    67,130                     18,665

Weighted-average fair value of
options granted during the year                   $ 7.44                    $ 5.50                     $ 6.08


     The following table summarizes information about fixed stock options outstanding at December 31, 1997:


====================================================================================================================================
                             Options                                                       Options
                             Outstanding                                                   Exercisable
------------------------------------------------------------------------------------------------------------------------------------
Range of                     Number              Weighted-           Weighted-             Number               Weighted-
exercise prices              outstanding         average             average               exercisable          average
                             at 12/31/97         remaining           exercise              at 12/31/97          exercise
                                                 contractual         price                                      price
                                                 life
------------------------------------------------------------------------------------------------------------------------------------
$19.88-$26.63                   83,664              8 years            $22.77                83,664               $22.77
====================================================================================================================================


     At December 31, 1997, there were 125,670 shares available for grant under the 1994 Officer and Key Employee Stock Option Plan and there were 36,000 shares available for grant under the 1996 Independent Director Stock Option Plan.

15.  Employee Benefit Plans

Pension Plan

     The Company has a non-contributory pension plan covering substantially all employees. Pension expense of $295,000, $328,000 and $287,000 was recognized for 1997, 1996 and 1995, respectively. The following presents the plan's funded status (using a measurement date of October 1) and amounts recognized on the Company's balance sheets:


===========================================================================================================================
                                                                                      October 1,
(Dollars in thousands)                                              1997                 1996                  1995
===========================================================================================================================
Actuarial present value of accumulated plan benefits:
---------------------------------------------------------------------------------------------------------------------------
   Vested                                                        $  5,631              $  4,659              $  4,071
---------------------------------------------------------------------------------------------------------------------------
   Nonvested                                                          135                   119                   117
---------------------------------------------------------------------------------------------------------------------------
     Accumulated plan benefits                                   $  5,766              $  4,778              $  4,188
---------------------------------------------------------------------------------------------------------------------------
Effects of projected future compensation levels                  $  2,626              $  2,232              $  2,065
---------------------------------------------------------------------------------------------------------------------------
Projected benefit obligation                                     $  8,392              $  7,010              $  6,253
---------------------------------------------------------------------------------------------------------------------------
Plan assets at fair value                                           8,505                 6,725                 5,740
---------------------------------------------------------------------------------------------------------------------------
Projected benefit obligation in excess of
  plan assets                                                    $    113             ($    285)            ($    513)

---------------------------------------------------------------------------------------------------------------------------
Amount contributed                                                    574                   571                     0
---------------------------------------------------------------------------------------------------------------------------
Unrecognized net transition asset                                    (198)                 (248)                 (298)
---------------------------------------------------------------------------------------------------------------------------
Unrecognized prior service cost                                        13                    15                    16
---------------------------------------------------------------------------------------------------------------------------
Unrecognized net gain due to past experience from
  different assumptions made                                            0                   170                   204
---------------------------------------------------------------------------------------------------------------------------
Prepaid (accrued) pension expense                                $    502              $    223             ($    591)
===========================================================================================================================


                                                                                   Years Ended December 31,
                                                              -------------------------------------------------------------
The net pension expense included the following:                     1997                  1996                  1995
---------------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                   $    418              $    422              $    350
---------------------------------------------------------------------------------------------------------------------------
Interest cost on the projected benefit obligation                     494                   432                   380
---------------------------------------------------------------------------------------------------------------------------
Net amortization and deferral                                         761                    56                  (446)
---------------------------------------------------------------------------------------------------------------------------
Return on plan assets                                              (1,378)                 (582)                 (889)
---------------------------------------------------------------------------------------------------------------------------
Net pension expense                                              $    295              $    328              $    287
===========================================================================================================================


     The discount rate used in determining the projected benefit obligation was
7.0 percent for 1997, 7.5 percent for 1996 and 7.0 percent for 1995. The expected long-term return on plan assets and the projected increase in salary levels were 8.0 percent and 5.0 percent, respectively, for 1997, 1996 and 1995.

     Plan assets are primarily invested in money market funds, equity common trust funds, and U.S. Treasury and agency securities.

     The Company also sponsors a defined contribution plan where each eligible participant's contribution is 50 percent matched by the Company up to a maximum of the first 3 percent of the participant's compensation and 25 percent matched by the Company for the next 3 percent of the participant's compensation. For the years ended December 31, 1997, 1996 and 1995, the expense to the Company to provide these matching contributions totalled $103,000, $100,000 and $83,000, respectively.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FULTON FINANCIAL CORPORATION



                                      By:  /s/ Rufus A. Fulton, Jr.
                                           -------------------------------------
                                           Rufus A. Fulton, Jr.
                                           President and Chief Executive Officer


Date:  May 21, 1998